SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)


                                October 16, 1997


                        TRUSTED INFORMATION SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                  000-21067          51-0375640
   (State of Incorporation)   (Commission File Number)  (IRS Employer
                                                         Identification No.)



                          3060 Washington Road (Rt. 97)
                            Glenwood, Maryland 21738
               (Address of principal executive offices) (Zip Code)


                                 (301) 854-6889
                         (Registrant's telephone number)




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Item 2.     Acquisition or Disposition of Assets.

     On October 13, 1997, the shareholders of Haystack Laboratories, Inc. ("Haystack") approved the merger between Haystack and Trusted Acquisitions, Inc. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of Trusted Information Systems, Inc. ("TIS"), pursuant to the terms of an Agreement and Plan of Merger, dated as of October 3, 1997, by and among Haystack, TIS and Merger Sub (the "Merger Agreement") and, effective October 16, 1997, Merger Sub has been merged with and into Haystack. As provided in the Merger Agreement, TIS will issue an aggregate of two million, one hundred five thousand, four hundred ninety four (2,105,494) shares of TIS Common Stock for all shares of Haystack Common Stock outstanding immediately prior to the effective time of the merger, including shares issued upon the exercise of certain stock options and warrants outstanding immediately prior to the effective time of the merger. Each share of Haystack's Common Stock was converted into the right to receive 0.236330 of a share of TIS Common Stock.

     TIS will account for the acquisition under the pooling of interest method of accounting.

     Before the Merger, Haystack developed and marketed its Stalker(registered trademark) and WebStalker(registered trademark) intrusion detection and monitoring software products. TIS intends to integrate the existing Stalker and WebStalker software technology with TIS's Gauntlet(registered trademark) family of products to provide customers with a single firm for multi-dimensional solutions that prevent, detect and respond to threats from both outside and inside a company's network.




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Item 7.     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements of Haystack will be provided within sixty (60) days on Form 8-A.

(b) Pro Forma Financial Information. Pro forma financial information will be provided within sixty (60)days on Form 8-A.

(c)      Exhibits.

         Exhibit No.                                 Description

            2 Agreement and Plan of Merger among Trusted Information Systems, Inc., Trusted Acquisitions, Inc. and Haystack Laboratories, Inc., dated as of October 3, 1997.

         99 Press Release of Trusted Information Systems, Inc., dated October 3, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 24, 1997              TRUSTED INFORMATION SYSTEMS, INC.



                                       By:   /s/ Stephen T. Walker
                                                 Stephen T. Walker
                                       President and Chief Executive Officer


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                        TRUSTED INFORMATION SYSTEMS, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


Exhibit No.                         Description

   2 Agreement and Plan of Merger among Trusted Information Systems, Inc., Trusted Acquisitions, Inc. and Haystack Laboratories, Inc., dated as of October 3, 1997

   99                               Press Release of Trusted Information
                                    Systems, Inc. dated October 3, 1997.


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